UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2022

NEXPOINT RESIDENTIAL TRUST, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 25, 2022, NexPoint Residential Trust, Inc. (the “Company”) entered into a loan modification agreement (the “Loan Modification Agreement”) by and among NexPoint Residential Trust Operating Partnership, L.P. (the “OP”), the Company, Truist Bank and the Lenders party thereto, which modifies the Amended and Restated Revolving Credit Agreement, dated as of June 30, 2021 (as amended and supplemented, the “Corporate Credit Facility”), as modified, amended and supplemented. Capitalized terms used but not defined herein shall have the meaning given to them in the Corporate Credit Facility.

The Loan Modification Agreement (1) implements an early op-in election for the purpose of implementing Term SOFR as the Benchmark, (2) revises the Benchmark Replacement Adjustment to be 0.10% for one-month, three-month and six-month Term SOFR, (3) clarifies that the applicable all-in interest rate shall be Term SOFR, as established for any interest period, plus the Benchmark Replacement Adjustment, plus the Applicable Margin in effect from time to time (4) increases the current borrowing capacity under the Corporate Credit Facility by $70 million to a total of $350 million and (5) increases the amount by which the commitments under the Corporate Credit Facility may be increased from $350 million to $500 million, subject to conditions provided in the Corporate Credit Facility, if the lenders agree to increase their commitments or if the lenders agree for the increase to be funded by any additional lender proposed by the Company, through the OP. The full text of the Loan Modification Agreement is filed herewith as Exhibit 10.1 to this report and incorporated by reference herein.

The Corporate Credit Facility is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2021, and the September 2021 Modification of Loan Documents is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2021 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Loan Modification Agreement dated March 25, 2022, by and among NexPoint Residential Trust Operating Partnership, L.P., NexPoint Residential Trust, Inc., Truist Bank and the Lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: March 29, 2022